                                                              Exhibit 4.8.7



                         SEVENTH MODIFICATION AGREEMENT


                 This SEVENTH MODIFICATION AGREEMENT, dated as of January 23, 1995, is made by and among (i) Food 4 Less Supermarkets, Inc., a Delaware corporation ("Supermarkets"), (ii) Alpha Beta Company, a California corporation ("Alpha Beta"), Cala Foods, Inc., a California corporation ("Cala"), Falley's, Inc., a Kansas corporation ("Falley's"), and Food 4 Less Merchandising, Inc., a California corporation (together with Alpha Beta, Cala and Falley's, the "Subsidiary Borrowers"), (iii) Bay Area Warehouse Stores, Inc., a California corporation, Bell Markets, Inc., a California corporation, Cala Co., a Delaware corporation, Food 4 Less GM, Inc., a California corporation, Food 4 Less of California, Inc., a California corporation, and Food 4 Less of Southern California, Inc., a Delaware corporation (together with Supermarkets and the Subsidiary Borrowers, the "Loan Parties"), (iv) the Lender Parties (as defined in the Credit Agreement referred to below) whose signatures appear on the execution pages hereof, (v) Bankers Trust Company, Citicorp North America, Inc. ("Citicorp") and Chemical Bank (successor in interest to Manufacturers Hanover Trust Company), as co-agents for the Lender Parties (in such capacity, the "Co-Agents"), and (vi) Citicorp, as administrative agent for the Lender Parties (in such capacity, the "Administrative Agent").

              PRELIMINARY STATEMENTS:

         (1) Supermarkets, the Subsidiary Borrowers, the Lenders, the Designated Issuers of the Lenders, the Co-Agents and the Administrative Agent have entered into a Credit Agreement dated as of June 17, 1991, as amended by the First Modification Agreement dated as of January 24, 1992, the Second Modification Agreement dated as of April 13, 1992, the Third Modification Agreement dated as of September 15, 1992, the Fourth Modification Agreement dated as of October 9, 1992, the Fifth Modification Agreement dated as of December 21, 1992 and the Sixth Modification Agreement dated as of November 22, 1994 (as so amended, the "Credit Agreement"). Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         (2) The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein. The undersigned Lender Parties have agreed to do so as hereinafter set forth upon the terms and conditions set forth below.





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
                 SECTION 1. Amendments to Credit Agreement. Subject to the fulfillment of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

                 (a) Section 1.01 of the Credit Agreement is amended as follows:

                       (i)   The following definitions are added to Section
         1.01 to read as follows:

                       "Refinancing Date" means May 30, 1995.

                       "Refinancing Event" means that the Borrower shall
                 have fully prepaid the Advances and all other amounts owing to the Lenders under the terms of the Agreement.

                       (ii) The definition of "Earnings" in Section 1.01 is amended by adding the following clause to the end thereof immediately following the words "added to the foregoing sum": "; andprovided further, however, that for purposes of calculating Earnings for any Fiscal Quarter in Fiscal Year 1995, Earnings shall not include non-cash charges up to $8,000,000 in the aggregate for all such Fiscal Quarters incurred in such Fiscal Quarter for the disposition or write-off of Equipment, leases of Equipment or Leases in connection with the remodel and conversion of Stores from one format to another."

                       (iii) The definition of "Adjusted" Net Worth" in
         Section 1.01 is amended by adding after clause (e) thereof the following: ", plus (f) in the case of Supermarkets and its Subsidiaries on a consolidated basis, an amount equal to the product of (i) 100% minus the Effective Tax Rate for Fiscal Year 1995, times (ii) non-cash charges up to $8,000,000 in the aggregate for Fiscal Year 1995 for the disposition or write-off of Equipment, leases of Equipment or Leases in connection with the remodel and conversion of Stores from one format to another."

                 (b) Section 4.01 of the Credit Agreement is amended by adding after subsection (d) thereof a new subsection (e) to read as follows:

                 "(e) Refinancing Date Fee. In the event that the Refinancing Event shall not have occurred on or before the Refinancing Date, the Borrower hereby agrees to pay to the Administrative Agent on or before June 2, 1995, for the ratable account of the Lenders, a non-refundable fee in an amount equal to 0.25% of the sum of (a) the unpaid principal amount of the Term Advances of the Lenders outstanding as of May 30, 1995 plus (b) the aggregate amount of the Revolving Commitments and Letter of Credit Commitments of the Lenders





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         outstanding as of May 30, 1995.  The ratable share of each Lender shall be computed on the basis of the sum of the aggregate amount of the Term Advances owing to such Lender plus the aggregate amount of the Revolving Commitments and Letter of Credit Commitments of such Lender, in each case determined as of May 30, 1995."

                 (c)  Section 7.02(e)(ii) of the Credit Agreement is amended by
(1) deleting the figure under the heading "Amount" opposite "1995" and inserting in lieu of such figure "$58,000,000", and (2) deleting the figure under the heading "Amount" opposite "1996" and inserting in lieu of such figure "$41,000,000".

                 (d) Section 7.02(e)(iii)(A) of the Credit Agreement is amended by deleting the two lines under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                       "First Semiannual Period     $15,100,000
                        Second Semiannual Period    $15,500,000"

                 (e) Section 7.02(e)(iii)(B) of the Credit Agreement is amended by deleting the two lines under the heading "Fiscal Year 1996" and inserting in lieu thereof the following:

                       "First Semiannual Period     $2,000,000
                        Second Semiannual Period    $2,000,000"

                 (f) Section 7.03(a)(ii) of the Credit Agreement is amended by deleting the lines that begin "Second Fiscal Quarter", "Third Fiscal Quarter" and "Fourth Fiscal Quarter" under the heading "Fiscal Year 1995" and inserting in lieu thereof the following:

                    "Second Fiscal Quarter     0.93 to 1.00
                     Third Fiscal Quarter      0.93 to 1.00
                     Fourth Fiscal Quarter     1.02 to 1.00"

                 SECTION 2. Seventh Modification Fee. On or before January 25, 1995, the Borrower hereby agrees to pay to the Administrative Agent for the ratable account of each of the Responding Lenders (as hereinafter defined), a non-refundable fee (the "Seventh Modification Fee") in an amount equal to 0.05% of the sum of (a) the unpaid principal amount of the Term Advances of the Responding Lenders outstanding as of January 23, 1995 plus (b) the aggregate amount of the Revolving Commitments and Letter of Credit Commitments of the Responding Lenders outstanding as of January 23, 1995. As used herein, the term "Responding Lenders" shall mean and include each Lender that executes and delivers to the Administrative Agent this Seventh Modification Agreement on or before January 23, 1995 at 5:00 p.m. (Los Angeles time). The obligation of the Borrower to pay the Seventh Modification Fee (a)





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shall be in addition to the Borrower's obligations with respect to any other fees and amounts owing by the Borrower to the Lenders under the Credit Agreement, and (b) shall survive the making and repaying of Advances, the termination of all Letter of Credit Liability and the termination of the Credit Agreement. The ratable share of each such Responding Lender shall be computed on the basis of the sum of the aggregate amount of the Term Advances owing to each such Responding Lender plus the aggregate amount of the Revolving Commitments and Letter of Credit Commitments of each such Responding Lender, in each case determined as of January 23, 1995.

                 SECTION 3. Conditions of Effectiveness. The effectiveness of this Seventh Modification Agreement and the amendments set forth in Section 1 hereof shall be subject to (a) receipt by the Administrative Agent of counterparts of this Seventh Modification Agreement executed by (1) Supermarkets, each of the Subsidiary Borrowers, and each of the other Loan Parties and (2) the Required Lenders (or, as to any of the Required Lenders, advice satisfactory to the Administrative Agent that such Required Lenders have executed this Seventh Modification Agreement), and (b) the payment by the Borrower of the Seventh Modification Fee in accordance with Section 2 hereof.

                 SECTION 4.  Reference to and Effect on the Loan Documents.
(a) On and after the effectiveness of this Seventh Modification Agreement, (i) each reference in the Credit Agreement to its name, "this Agreement", "hereunder", "hereof" or words of like import referring thereto, and each reference in the other Loan Documents to such name, "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and (ii) each reference in any Loan Document to any term defined in the Credit Agreement shall mean and be a reference to such term as defined therein after giving effect to the amendments set forth herein.

                 (b) Except as specifically amended above, the Credit Agreement, the Guaranty and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Seventh Modification Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                 SECTION 5. Execution in Counterparts. This Seventh Modification Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall





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
constitute but one and the same agreement.

                 SECTION 6. GOVERNING LAW. THIS SEVENTH MODIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW RULES OF ANY JURISDICTION).





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                                      S-1

               IN WITNESS WHEREOF, the parties hereto have caused this Seventh Modification Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.




                                              BORROWERS:
                                              ---------

                                              FOOD 4 LESS SUPERMARKETS, INC.


                                              By:
                                                 ------------------------------
                                                 Title:


                                              ALPHA BETA COMPANY



                                              By:
                                                 ------------------------------
                                                 Title:


                                              CALA FOODS, INC.


                                              By:
                                                 ------------------------------
                                                 Title:


                                              FALLEY'S, INC.


                                              By:
                                                 ------------------------------
                                                 Title:


                                              FOOD 4 LESS MERCHANDISING, INC.


                                              By:
                                                 ------------------------------
                                                 Title:

                                              OTHER LOAN PARTIES:
                                              ------------------

                                              BAY AREA WAREHOUSE STORES, INC.


                                              By
                                                 ----------------------------
                                                 Title:


                                              BELL MARKETS, INC.


                                              By
                                                 ----------------------------
                                                 Title:


                                              CALA CO.


                                              By
                                                 ----------------------------
                                                 Title:


                                              FOOD 4 LESS GM, INC.


                                              By
                                                 ----------------------------
                                                 Title:


                                              FOOD 4 LESS OF CALIFORNIA, INC.


                                              By
                                                 ----------------------------
                                                 Title:


                                              FOOD 4 LESS OF SOUTHERN
                                              CALIFORNIA, INC.


                                              By
                                                 ----------------------------
                                                 Title:

                                            CO-AGENTS AND ADMINISTRATIVE AGENT:
                                            ----------------------------------

                                            BANKERS TRUST COMPANY, as Co-Agent


                                            By:
                                               ------------------------------
                                               Title:


                                            CITICORP NORTH AMERICA, INC., as
                                            Co-Agent and Administrative Agent


                                            By:
                                               ------------------------------
                                               Vice President


                                            CHEMICAL BANK (successor in
                                            interest to Manufacturers Hanover
                                            Trust Company), as Co-Agent


                                            By:
                                               ------------------------------
                                               Title:


                                            LENDERS:
                                            -------

                                            CITICORP NORTH AMERICA, INC.


                                            By:
                                               ------------------------------
                                               Vice President


                                            BANKERS TRUST COMPANY


                                            By:
                                               --------------------------------
                                               Title:


                                            CHEMICAL BANK (successor in
                                            interest to Manufacturers Hanover
                                            Trust Company)


                                            By:
                                               ------------------------------
                                               Title:

                                              BANQUE PARIBAS


                                              By:
                                                 ------------------------------
                                                 Title:


                                              THE CHASE MANHATTAN BANK, N.A.


                                              By:
                                                 ------------------------------
                                                 Title:


                                              THE INDUSTRIAL BANK OF JAPAN,
                                                   LIMITED


                                              By:
                                                 ------------------------------
                                                 Title:


                                              THE LONG-TERM CREDIT BANK OF
                                                   JAPAN, LIMITED


                                              By:
                                                 ------------------------------
                                                 Title:


                                              THE MITSUBISHI TRUST AND BANKING
                                                   CORPORATION


                                              By:
                                                 ------------------------------
                                                 Title:


                                              CAISSE NATIONALE DE CREDIT
                                                   AGRICOLE


                                              By:
                                                 ------------------------------
                                                 Title:

                                              CREDIT LYONNAIS


                                              By:
                                                 ------------------------------
                                                 Title:

                                              CREDIT LYONNAIS CAYMAN ISLAND
                                                   BRANCH


                                              By:
                                                 ------------------------------
                                                 Title:


                                              ABN AMRO BANK, N.V., LOS ANGELES
                                                   INTERNATIONAL BRANCH


                                              By:
                                                 ------------------------------
                                                 Title:


                                              BANCA COMMERCIALE ITALIANA
                                                   LOS ANGELES FOREIGN BRANCH


                                              By:
                                                 ------------------------------
                                                 Title:


                                              BANQUE FRANCAISE DU COMMERCE
                                                   EXTERIEUR


                                              By:
                                                 ------------------------------
                                                 Title:


                                              DRESDNER BANK AKTIENGESELLSCHAFT
                                                   LOS ANGELES AGENCY

                                              By:
                                                 ------------------------------
                                                 Title:

                                              RAIFFEISEN ZENTRALBANK OESTERREICH


                                              By:
                                                 ------------------------------
                                                 Title:


                                              SOCIETE GENERALE


                                              By:
                                                 ------------------------------
                                                 Title:


                                              THE MITSUI TRUST AND BANKING CO.,
                                                   LIMITED, LOS ANGELES AGENCY


                                              By:
                                                 -------------------------------
                                                 Title:


                                              UNION BANK


                                              By:
                                                 ------------------------------
                                                 Title:


                                              UNITED STATES NATIONAL BANK OF
                                                   OREGON


                                              By:
                                                 ------------------------------
                                                 Title:

                                              PILGRIM PRIME RATE TRUST


                                              By:
                                                 ------------------------------
                                                 Title:


                                              VAN KAMPEN MERRITT PRIME RATE
                                                   INCOME TRUST


                                              By:
                                                 ------------------------------
                                                 Title:


                                              BANQUE NATIONALE DE PARIS


                                              By:
                                                 ------------------------------
                                                 Title:


                                              RESTRUCTURED OBLIGATIONS BACKED
                                                   BY SENIOR ASSETS, B.V.

                                              By:  CHANCELLOR SENIOR SECURED
                                                   MANAGEMENT, INC. as Portfolio
                                                   Advisor


                                                 By:
                                                    ---------------------------
                                                    Title:


                                              RESTRUCTURED OBLIGATIONS
                                              BACKED BY SENIOR ASSETS 2 (ROSA 2)

                                              By:  CHANCELLOR SENIOR SECURED
                                                   MANAGEMENT, INC. as Portfolio
                                                   Advisor


                                                 By:
                                                    -------------------------
                                                    Title:

                                              STRATA FUNDING

                                              By:  CHANCELLOR SENIOR SECURED
                                                   MANAGEMENT, INC. as Portfolio
                                                   Advisor


                                                 By:
                                                    -------------------------
                                                    Title:

                                              CERES FINANCE LTD.

                                              By:  CHANCELLOR SENIOR SECURED
                                                   MANAGEMENT, INC. as Portfolio
                                                   Advisor


                                                 By:
                                                    -------------------------
                                                    Title:


                                              GIROCREDIT BANK, NEW YORK BRANCH
                                              (formerly Girozentrale Vienna)

                                              By:
                                                 ------------------------------
                                                 Title:


                                              NICHIJUKIN (USA) Limited


                                              By:
                                                 ------------------------------
                                                 Title:


                                              PROSPECT STREET SENIOR PORTFOLIO,
                                                   L.P.

                                              By:  PROSPECT STREET SENIOR LOAN
                                                   CORP., Managing General
                                                   Partner


                                                 By:
                                                    --------------------------
                                                    Title:

                                              BANQUE INDOSUEZ


                                              By:
                                                 ------------------------------
                                                 Title:


                                              CITIBANK, N.A.


                                              By:
                                                 ------------------------------
                                                 Title:


                                              MORGAN GUARANTY TRUST CO.


                                              By:
                                                 ------------------------------
                                                 Title:


                                              DESIGNATED ISSUERS:
                                              ------------------

                                              CITIBANK, N.A., as Designated
                                              Issuer for Citicorp North
                                              America, Inc.


                                              By:
                                                 ------------------------------
                                                 Title:  Vice President